As filed with the Securities and Exchange Commission on November 14, 2007

Registration No. 333-141645

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 8

to

FORM S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

EnergySolutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	4955	51-0653027
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

423 West 300 South, Suite 200

Salt Lake City, Utah 84101

(801) 649-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Val John Christensen, Esq.

Executive Vice President, General Counsel and Secretary

EnergySolutions, Inc.

423 West 300 South, Suite 200

Salt Lake City, Utah 84101

(801) 649-2000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Boris Dolgonos, Esq.	Kris F. Heinzelman, Esq.
Weil, Gotshal & Manges LLP	Cravath, Swaine & Moore LLP
767 Fifth Avenue	Worldwide Plaza
New York, New York 10153	825 Eighth Avenue
(212) 310-8000	New York, New York 10019
(212) 474-1000

Approximate date of commencement of proposed sale to the public:    As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

Explanatory Note

The sole purpose of this amendment is to amend certain exhibits to the registration statement as indicated in Item 16(a) of Part II of this amendment. No change is made to the preliminary prospectus constituting Part I of the registration statement or Items 13, 14, 15, 16(b) or 17 of Part II of the registration statement. Accordingly, this amendment consists only of the facing page, this explanatory note and Item 16(a) of Part II, the signatures and the Exhibit Index of the registration statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

(a)	Exhibits

Number	Description
1.1*	Form of Underwriting Agreement.

2.1*†	Agreement and Plan of Merger, dated as of February 6, 2006, by and among EnergySolutions, LLC, Dragon Merger Corporation and Duratek, Inc.

2.2*†

Agreement for the Sale and Purchase of the Whole of the Issued Share Capital of Reactor Sites Management Company Limited, dated as of June 6, 2007, by and among British Nuclear Fuels plc, EnergySolutions EU Limited and EnergySolutions, LLC.

3.1*	Certificate of Incorporation of EnergySolutions, Inc.

3.2*	Bylaws of EnergySolutions, Inc.

4.1*	Specimen Common Stock certificate.

4.2*

Form of Deposit Agreement, among EnergySolutions, Inc., Computershare Trust Company, N.A., as the depositary, Computershare Shareholder Services, Inc., as the depositary’s service company, and the holders from time to time of the depositary receipts evidencing the depositary shares.

4.3*	Specimen Depositary Share (included in Exhibit 4.2).

5.1	Opinion of Weil, Gotshal & Manges LLP.

10.1*

Second Amended and Restated Credit Agreement, dated as of June 7, 2006, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

10.2*

First Amendment to Second Amended and Restated Credit Agreement, dated as of June 19, 2006, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

10.3*

Second Amendment to Second Amended and Restated Credit Agreement, dated as of February 9, 2007, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

10.4*

Third Amendment to Second Amended and Restated Credit Agreement, dated as of June 26, 2007, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

10.4.1*

Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of November 1, 2007, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

10.5*	Credit Agreement, dated as of June 7, 2006, among Dragon Merger Corporation and Duratek, Inc., as borrower, the lenders from time to time party hereto and Citicorp North America, Inc.

10.6*

First Amendment to Credit Agreement, dated as of June 19, 2007, among Dragon Merger* Corporation and Duratek, Inc., as borrower, the lenders from time to time party hereto and Citicorp North America, Inc.

10.7*

Second Amendment to Credit Agreement, dated as of February 9, 2007, among Dragon Merger Corporation and Duratek, Inc., as borrower, the lenders from time to time party hereto and Citicorp North America, Inc.

10.8*

Third Amendment to Credit Agreement, dated as of June 26, 2007, among Dragon Merger Corporation and Duratek, Inc., as borrower, the lenders from time to time party hereto and Citicorp North America, Inc.

10.8.1*

Fourth Amendment to Credit Agreement, dated as of November 1, 2007, among Dragon Merger Corporation and Duratek, Inc., as borrower, the lenders from time to time party hereto and Citicorp North America, Inc.

10.9*

Second Lien Credit Agreement, dated as of June 26, 2007, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

Number	Description
10.10*	Amended and Restated Executive Employment and Non-Competition Agreement, dated as of January 9, 2007, between EnergySolutions, LLC and R Steve Creamer.
10.11*	Amended and Restated Executive Employment and Non-Competition Agreement, dated as of January 9, 2007, between EnergySolutions, LLC and J.I. Everest II.
10.12*	Executive Employment and Non-Competition Agreement, dated as of October 9, 2006, between EnergySolutions, LLC and Raul Deju.
10.12.1*	First Amendment to Executive Employment and Non-Competition Agreement, dated as of November 12, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Raul Deju.
10.13*	Executive Employment and Non-Competition Agreement, dated as of June 26, 2006, between EnergySolutions, LLC and Val John Christensen.
10.14*	First Amendment to Executive Employment and Non-Competition Agreement, dated as of March 19, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Val John Christensen.
10.14.1*	Second Amendment to Executive Employment and Non-Competition Agreement, dated as of October 30, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Val John Christensen.
10.15*	Executive Employment and Non-Competition Agreement, dated as of November 14, 2006, between EnergySolutions, LLC, ENV Holdings LLC and Alan Parker.
10.15.1*	First Amendment to Executive Employment and Non-Competition Agreement, dated as of October 30, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Alan Parker.
10.16*	Executive Employment and Non-Competition Agreement, dated as of March 23, 2006, between EnergySolutions, LLC and Philip Strawbridge.
10.16.1*	First Amendment to Executive Employment and Non-Competition Agreement, dated as of October 17, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Philip Strawbridge.
10.16.2*	Second Amendment to Executive Employment and Non-Competition Agreement , dated as of October 30, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Philip O. Strawbridge.
10.17*	Operating Agreement of Envirocare of Utah, LLC, entered into by ENV Holdings LLC, dated January 31, 2005.
10.18*	Amendment No. 1 to the Operating Agreement of EnergySolutions, LLC, entered into by ENV Holdings LLC, dated September 14, 2007.
10.19*	Form of EnergySolutions, Inc. 2007 Equity Incentive Plan.
10.19.1*	Form of EnergySolutions, Inc. Restricted Stock Award Agreement.
10.19.2*	Form of EnergySolutions, Inc. Non-Qualified Stock Option Award Agreement.
10.19.3*	Form of Non-Qualified Stock Option Award Agreement between EnergySolutions, Inc. and Philip Strawbridge.
10.20*	Form of Registration Rights Agreement, between EnergySolutions, Inc. and ENV Holdings LLC.
10.21*	Form of Director Indemnification Agreement.
21.1*	Subsidiaries of the registrant.
23.1*	Consent of Ernst & Young LLP.
23.2*	Consent of Ernst & Young LLP.
23.3*	Consent of Ernst & Young LLP.
23.4*	Consent of KPMG LLP.
23.5	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).
24.1*	Powers of Attorney.
99.1*	Consent of E. Gail de Planque.
99.2*	Consent of Robert J.S. Roriston.
99.3*	Consent of David B. Winder.

*	Previously filed.
†	The registrant has omitted certain schedules in accordance with Item 601(b)(2) of Regulation S-K. The registrant will furnish the omitted schedules to the Commission upon request.
(b)	Financial statement schedules.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Salt Lake City, Utah on the 14th day of November, 2007.

EnergySolutions, Inc.

By:	/S/ VAL JOHN CHRISTENSEN
Name: Title:	Val John Christensen Executive Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933 this Amendment No. 8 to the Registration Statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2007.

Signature	Title

* R Steve Creamer	Chief Executive Officer and Director (Principal Executive Officer)

/S/ PHILIP O. STRAWBRIDGE Philip O. Strawbridge	Chief Financial Officer (Principal Financial Officer)

* Mark C. McBride	Senior Vice President and Corporate Controller (Principal Accounting Officer)

* Lance L. Hirt	Chairman

* Jordan W. Clements	Director

* J.I. Everest, II	Director

* Alan E. Goldberg	Director

* Robert D. Lindsay	Director

* Andrew S. Weinberg	Director

*By:	/S/ VAL JOHN CHRISTENSEN
Val John Christensen As Attorney-in-Fact

INDEX TO EXHIBITS

Number	Description
1.1*	Form of Underwriting Agreement.

2.1*†	Agreement and Plan of Merger, dated as of February 6, 2006, by and among EnergySolutions, LLC, Dragon Merger Corporation and Duratek, Inc.

2.2*†

Agreement for the Sale and Purchase of the Whole of the Issued Share Capital of Reactor Sites Management Company Limited, dated as of June 6, 2007, by and among British Nuclear Fuels plc, EnergySolutions EU Limited and EnergySolutions, LLC.

3.1*	Certificate of Incorporation of EnergySolutions, Inc.

3.2*	Bylaws of EnergySolutions, Inc.

4.1*	Specimen Common Stock certificate.

4.2*

Form of Deposit Agreement, among EnergySolutions, Inc., Computershare Trust Company, N.A., as the depositary, Computershare Shareholder Services, Inc., as the depositary’s service company, and the holders from time to time of the depositary receipts evidencing the depositary shares.

4.3*	Specimen Depositary Share (included in Exhibit 4.2).

5.1	Opinion of Weil, Gotshal & Manges LLP.

10.1*

Second Amended and Restated Credit Agreement, dated as of June 7, 2006, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

10.2*

First Amendment to Second Amended and Restated Credit Agreement, dated as of June 19, 2006, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

10.3*

Second Amendment to Second Amended and Restated Credit Agreement, dated as of February 9, 2007, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

10.4*

Third Amendment to Second Amended and Restated Credit Agreement, dated as of June 26, 2007, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

10.4.1*

Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of November 1, 2007, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

10.5*	Credit Agreement, dated as of June 7, 2006, among Dragon Merger Corporation and Duratek, Inc., as borrower, the lenders from time to time party hereto and Citicorp North America, Inc.

10.6*

First Amendment to Credit Agreement, dated as of June 19, 2007, among Dragon Merger* Corporation and Duratek, Inc., as borrower, the lenders from time to time party hereto and Citicorp North America, Inc.

10.7*

Second Amendment to Credit Agreement, dated as of February 9, 2007, among Dragon Merger Corporation and Duratek, Inc., as borrower, the lenders from time to time party hereto and Citicorp North America, Inc.

10.8*

Third Amendment to Credit Agreement, dated as of June 26, 2007, among Dragon Merger Corporation and Duratek, Inc., as borrower, the lenders from time to time party hereto and Citicorp North America, Inc.

10.8.1*

Fourth Amendment to Credit Agreement, dated as of November 1, 2007, among Dragon Merger Corporation and Duratek, Inc., as borrower, the lenders from time to time party hereto and Citicorp North America, Inc.

10.9*

Second Lien Credit Agreement, dated as of June 26, 2007, among EnergySolutions, LLC, as borrower, ENV Holdings LLC, as guarantor, the lenders from time to time party hereto and Citicorp North America, Inc.

10.10*	Amended and Restated Executive Employment and Non-Competition Agreement, dated as of January 9, 2007, between EnergySolutions, LLC and R Steve Creamer.

10.11*	Amended and Restated Executive Employment and Non-Competition Agreement, dated as of January 9, 2007, between EnergySolutions, LLC and J.I. Everest II.

10.12*	Executive Employment and Non-Competition Agreement, dated as of October 9, 2006, between EnergySolutions, LLC and Raul Deju.

10.12.1*	First Amendment to Executive Employment and Non-Competition Agreement, dated as of November 12, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Raul Deju.

Number	Description

10.13*	Executive Employment and Non-Competition Agreement, dated as of June 26, 2006, between EnergySolutions, LLC and Val John Christensen.
10.14*	First Amendment to Executive Employment and Non-Competition Agreement, dated as of March 19, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Val John Christensen.
10.14.1*	Second Amendment to Executive Employment and Non-Competition Agreement, dated as of October 30, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Val John Christensen.

10.15*	Executive Employment and Non-Competition Agreement, dated as of November 14, 2006, between EnergySolutions, LLC, ENV Holdings LLC and Alan Parker.

10.15.1*	First Amendment to Executive Employment and Non-Competition Agreement, dated as of October 30, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Alan Parker.

10.16*	Executive Employment and Non-Competition Agreement, dated as of March 23, 2006, between EnergySolutions, LLC and Philip Strawbridge.

10.16.1*	First Amendment to Executive Employment and Non-Competition Agreement, dated as of October 17, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Philip Strawbridge.

10.16.2*	Second Amendment to Executive Employment and Non-Competition Agreement, dated as of October 30, 2007, between EnergySolutions, LLC, ENV Holdings LLC and Philip O. Strawbridge.

10.17*	Operating Agreement of Envirocare of Utah, LLC, entered into by ENV Holdings LLC, dated January 31, 2005.

10.18*	Amendment No. 1 to the Operating Agreement of EnergySolutions, LLC entered into by ENV Holdings LLC, dated September 14, 2007.

10.19*	Form of EnergySolutions, Inc. 2007 Equity Incentive Plan.

10.19.1*	Form of EnergySolutions, Inc. Restricted Stock Award Agreement.

10.19.2*	Form of EnergySolutions, Inc. Non-Qualified Stock Option Award Agreement.

10.19.3*	Form of Non-Qualified Stock Option Award Agreement between EnergySolutions, Inc. and Philip Strawbridge.

10.20*	Form of Registration Rights Agreement, between EnergySolutions, Inc. and ENV Holdings LLC.

10.21*	Form of Director Indemnification Agreement.

21.1*	Subsidiaries of the registrant.

23.1*	Consent of Ernst & Young LLP.

23.2*	Consent of Ernst & Young LLP.

23.3*	Consent of Ernst & Young LLP.

23.4*	Consent of KPMG LLP.

23.5	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

24.1*	Powers of Attorney.

99.1*	Consent of E. Gail de Planque.

99.2*	Consent of Robert J.S. Roriston.

99.3*	Consent of David B. Winder.

*	Previously filed.
†	The registrant has omitted certain schedules in accordance with Item 601(b)(2) of Regulation S-K. The registrant will furnish the omitted schedules to the Commission upon request.